                                                                   EXHIBIT 10.29



   FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST
                        AMENDMENT TO SECURITY AGREEMENT


         THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT (this "Fourth Amendment") is dated as of May 24, 2002 among AVONDALE MILLS, INC. (the "Borrower"), the BANKS listed on the signature pages hereof (collectively, the "Banks"), and WACHOVIA BANK, NATIONAL ASSOCIATION as Agent (the "Agent");



                                   WITNESSETH:

         WHEREAS, the Borrower, the Agent and the Banks executed and delivered that certain Second Amended and Restated Credit Agreement, dated as of September 28, 2000, as amended by First Amendment to Second Amended and Restated Credit Agreement dated as of August 30, 2001, Second Amendment to Second Amended and Restated Credit Agreement dated as of February 6, 2002 and Third Amendment to Second Amended and Restated Credit Agreement dated as of March 1, 2002 (as so amended, the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Agent and the Banks have agreed to certain amendments to the Credit Agreement and the Security Agreement described therein, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent and the Banks hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Amendment to Section 1.01. Section 1.01 of the Credit Agreement hereby is amended by deleting the definition of "Permitted Encumbrances and adding the definitions of "Approved Equipment Financing", "Fourth Amendment Effective Date", and "Permitted Encumbrances" set forth below.

                  "Approved Equipment Financing" means the incurrence by the Borrower of Debt for borrowed money: (i) in an aggregate amount not in excess of $25,000,000; (ii) pursuant to a credit or loan agreement and security agreement that contains terms and conditions that are reasonably satisfactory to the Agent, including, without limitation,
         (x) an interest rate per annum no higher than 4% above the equipment lender's cost of funds for the relevant period during which the interest rate is in effect, (y) a principal amortization no more rapid than 5 year level principal payments and (z) financial covenants no more restrictive than those contained in this Agreement; (iii) that is secured by a Lien only on Equipment Collateral (as defined in the Security Agreement), and including any such Equipment Collateral and related attachments to the extent constituting fixtures, so long as, to the extent of any such fixtures to be affixed to any premises as to which the Agent has a Mortgage, such fixtures reasonably can be removed without doing irreparable damage to the premises) and no other assets of the Borrower or any of its Subsidiaries, which may be a first priority Lien, provided that the Agent and the equipment lender providing such financing have entered into an intercreditor agreement containing customary terms and conditions that are reasonably satisfactory to the Agent, including, without limitation (x) the subordination of the Lien of the Agent in the Equipment Collateral and
         (y) the agreement of the equipment financier to repair (or cause the repair of) any damage to and restore the premises in the event it removes any such Equipment Collateral (including attachments and fixtures) from any premises on which the Agent has a Mortgage and appropriate notice and cure rights; and (iv) provided that 100% of the Net Cash Proceeds of which are paid to the Agent for application to the Revolver Loans pursuant to Section 2.08(b)(i) and 2.08(c).

                  "Fourth Amendment Effective Date" means May 24, 2002.

                  "Permitted Encumbrances" means, (i) as to the Collateral described in the Security Agreement and the AMGF Security Agreement, the encumbrances expressly permitted by the Security Agreement (including the Approved Equipment Financing) or the AMGF Security Agreement, as the case may be, and (ii) as to each Plant and the AMGF Plant (including the Approved Equipment Financing), the encumbrances expressly permitted by the Mortgage and the AMGF Mortgage with respect to such Plant or the AMGF Plant, as the case may be.

         3. Amendment of Section 2.05(a). Section 2.05(a) of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                  (a) "Applicable Margin" means, from and after the Fourth Amendment Effective Date (including for Loans outstanding on such date): (i) for any Term Loan which is a Base Rate Loan, 1.75%; (ii) for any Term Loan which is a Euro-Dollar Loan, 3.75%; (iii) (A) until the first Performance Pricing Determination Date, for any Revolver Loan which is a Base Rate Loan, 1.75%, and for any Revolver Loan which is a Euro-Dollar Loan, 3.75%, and (B) thereafter, for any Revolver Loan which is a Base Rate Loan and for any Revolver Loan which is a Euro-Dollar Loan, with respect to each Performance Pricing Determination Date, the percentage determined as of the end of the Fiscal Quarter or Fiscal Year just ended by reference to the percentage shown in the following schedule for such type of Loan, depending on the level of the Total Debt to Cash Flow Ratio as of the end of such Fiscal Quarter or Fiscal Year, as determined pursuant hereto; provided, however, that (i) so long as any Term Loans remain outstanding, and
         (ii) at any time (whether or not any Term Loans remain outstanding) the maximum Total Debt to Cash Flow Ratio permitted by Section 5.06 is equal to or greater than 4.50 to 1.00, the Applicable Margin for Revolver Loans shall not go below Level 4 below (but the Borrower may voluntarily agree at any time when no Term Loans remain outstanding to reduce the maximum Total Debt to Cash Flow Ratio permitted by Section
         5.06 below 4.50 to 1.0, and in such event this proviso shall no longer be effective).

         ----------------  ------------  -------------  ------------  -------------  ------------  ------------  -----------
                             LEVEL 1       LEVEL 2        LEVEL 3       LEVEL 4        LEVEL 5       LEVEL 6      LEVEL 7
         ----------------  ------------  -------------  ------------  -------------  ------------  ------------  -----------
          Total Debt to     <3.00:1.0     >3.00:1.0     > 3.50:1.0    > 4.00:1.0      >4.50:1.0     >4.75:1.0     > 5.0:1.0
            Cash Flow                     -   but       -   but       -    but        -  but        -  but        -
                                          <3.50:1.0      <4.00:1.0     <4.50:1.0      <4.75:1.0     <5.00:1.0
         ----------------  ------------  -------------  ------------  -------------  ------------  ------------  -----------
            Base Rate         0.00%         0.00%          0.00%         0.50%          0.75%         1.25%        1.75%
           Applicable
             Margin
         ----------------  ------------  -------------  ------------  -------------  ------------  ------------  -----------
           Euro-Dollar        1.75%         2.125%        2.375%         2.625%        2.875%         3.25%        3.75%
           Applicable
             Margin
         ----------------  ------------  -------------  ------------  -------------  ------------  ------------  -----------

                  In determining interest for purposes of this Section 2.05 and fees pursuant to Section 2.06(a) (except for the period from the Fourth Amendment Effective Date until the first Performance Pricing Determination Date), the Borrower and the Banks shall refer to the Borrower's most recent consolidated quarterly and annual (as the case may be) financial statements delivered pursuant to Section 5.01(a) or
         (b), as the case may be. If such financial statements require a change in interest pursuant to this Section 2.05 or fees pursuant to Section 2.06(a), the Borrower shall deliver to the Agent, along with such financial statements, a notice to that effect, which notice shall set forth in reasonable detail the calculations establishing the required change. The date which is 10 Domestic Business Days after receipt by the Agent of such financial statements and notice, commencing with the financial statements for the fourth Fiscal Quarter of the 2002 Fiscal Year, is the "Performance Pricing Determination Date." Any such required change in interest and fees shall become effective on such Performance Pricing Determination Date, and shall be in effect until the next Performance Pricing Determination Date, provided, however, that: (i) for Euro-Dollar Loans, changes in interest shall only be effective for Interest Periods commencing on or after the Performance Pricing Determination Date; and (ii) no interest or fees shall be decreased pursuant to this Section 2.05 or Section 2.06(a) if, on the Performance Pricing Determination Date, (A) an Event of Default is in existence, or (B) a Default is in existence which on such date is not an Event of Default but which becomes an Event of Default; provided, however, that if an Event of Default exists on the Performance Pricing Determination Date, or a Default exists and subsequently becomes an Event of Default, any such decrease shall take effect upon the cure of any such Event of Default.

         4. Amendment of Section 2.06(a). Section 2.06(a) of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                  (a) The Borrower shall pay to the Agent for the ratable account of each Bank, a commitment fee, which shall accrue from and including the Fourth Amendment Effective Date to but excluding the Termination Date and shall be payable on each April 1, July 1, October 1 and January 1 and on the Termination Date, commencing July 1, 2002, for the quarterly period ending immediately prior to such date (except that the payment on July 1, 2002 shall be for the period from the Fourth Amendment Effective Date through October 1, 2002 and the Borrower also shall pay on such date the commitment fee payable under the Credit Agreement for the period from April 1, 2002 through the Fourth Amendment Effective Date at the rate provided in the Credit Agreement as in effect prior to the Fourth Amendment Effective Date). The commitment fee shall be calculated on the average daily principal amount of such Bank's Unused Commitment during such period at the rate per annum (expressed below as a decimal) of: (A) until the first Performance Pricing Determination Date, 0.625%, and (B) thereafter, with respect to each Performance Pricing Determination Date, the percentage determined as of the end of the Fiscal Quarter or Fiscal Year just ended by reference to the percentage shown in the following schedule, depending on the level of the Total Debt to Cash Flow Ratio as of the end of such Fiscal Quarter or Fiscal Year, as determined pursuant hereto; provided, however, that (i) so long as any Term Loans remain outstanding, and (ii) at any time (whether or not any Term Loans remain outstanding) the maximum Total Debt to Cash Flow Ratio permitted by Section 5.06 is equal to or greater than 4.50 to 1.00, the commitment fee shall not go below Level 4 below (but the Borrower may voluntarily agree at any time when no Term Loans remain outstanding to reduce the maximum Total Debt to Cash Flow Ratio permitted by Section
         5.06 below 4.50 to 1.0, and in such event this proviso shall no longer be effective).

       ------------------  ------------  -------------  ------------  -------------  ------------  ------------  -----------
                             LEVEL 1       LEVEL 2        LEVEL 3       LEVEL 4        LEVEL 5       LEVEL 6      LEVEL 7
       ------------------  ------------  -------------  ------------  -------------  ------------  ------------  -----------
         Total Debt to     < 3.00:1.0     > 3.00:1.0     >3:50:1.0    > 4.00:1.0      >4.50:1.0     >4.75:1.0     > 5.0:1.0
           Cash Flow                      -  but         -  but       -   but         -   but       -   but       -
                                          <3.50:1.0      <4.00:1.0    <4.50:1.0       <4.75:1.0     <5.00:1.0
       ------------------  ------------  -------------  ------------  -------------  ------------  ------------  -----------

       ------------------  ------------  -------------  ------------  -------------  ------------  ------------  -----------
        Commitment Fee       0.325%         0.375%         0.50%         0.50%          0.50%         0.50%        0.625%
       ------------------  ------------  -------------  ------------  -------------  ------------  ------------  -----------

         5. Amendment to Section 2.08(b). Section 2.08 of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                  Section 2.08 Certain Mandatory Prepayments; Mandatory Reduction and Termination of Commitments.

                  (a) The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

                  (b) The Borrower shall make mandatory prepayments from the sources and in the amounts set forth below:

                           (i) 100% of the Net Cash Proceeds (rounded to the nearest $500,000) of (1) any Approved Equipment Financing and (2) any other Asset Disposition in excess of $5,000,000 of any individual sale of assets, and in excess of $10,000,000 in the aggregate for all sales of assets during any Fiscal Year, by the Parent or any of the Subsidiaries, but excluding (A) sales of inventory in the ordinary course of business, (B) sales of equipment in the ordinary course of business, if and to the extent of Net Cash Proceeds used within a reasonable time to purchase equipment in replacement thereof, (C) sales of Receivables pursuant to a Receivables Securitization Program (which shall be subject to clause (ii) below); and

                           (ii) 100% of the Net Cash Proceeds (rounded to the nearest $500,000) of the initial sale of Receivables to the Receivables Subsidiary pursuant to any Receivables Securitization Program implemented after (but not on or before) the Original Closing Date, as in existence on the date of implementation thereof, provided, that (1) with respect to any increase (including, but not limited to a new series) in an existing Receivables Securitization Program or any Receivables Securitization Program which is additional to an existing Receivables Securitization Program (each an "Incremental Program"), the foregoing shall apply only to the extent of the amount of the Net Cash Proceeds from the initial sale under the Incremental Program, and (2) with respect to any Receivables Securitization Program which is a replacement (a "Replacement Program") for another Receivables Securitization Program (a "Replaced Program"), the foregoing shall apply only to the extent of the amount, if any, by which the Net Cash Proceeds from the initial sale under the Replacement Program exceeds the Net Cash Proceeds from the initial sale under the Replaced Program.

                  (c) Each such prepayment shall be applied to reduce the Term Loans of the several Banks and the Revolver Loans of the several Banks ratably; provided, however, as to any such prepayment from the Net Cash Proceeds of an Approved Equipment Financing, such prepayments shall be applied only to the Revolver Loans of the several Banks. Each such prepayment on the Revolver Loans pursuant to Section 2.08(b) and this paragraph (c) shall be applied to reduce the Commitments of the several Banks ratably. No optional reduction of the Aggregate Commitment pursuant to Section 2.07 shall reduce the amount of any subsequent mandatory prepayment pursuant to Section 2.08(b) or mandatory reduction pursuant to this paragraph (c).

         6. Amendment to Section 5.01(k). Section 5.0(k) of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                  (k) so long as the sum of the Aggregate Commitments less the Working Capital Obligations is less than $20,000,000, and until the earlier of (1) August 30, 2002 and (2) the date the Borrower has furnished to the Banks Compliance Certificates pursuant to Section 5.01(c) for 2 consecutive Fiscal Quarters showing a Total Debt to Cash Flow Ratio calculated pursuant to Section 5.06 of less than 3.75, a 13 week rolling cash flow forecast, which shall be furnished every other Friday, commencing August 31, 2001; and

         7. Amendment to Section 5.03. Section 5.03 of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                  Section 5.03 Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, calculated at the end of each Fiscal Quarter, shall not be less than the ratio set forth below for such Fiscal Quarter:

            ------------------------------------------- ------------------------
            FISCAL QUARTER ENDING                       RATIO
            ------------------------------------------- ------------------------
            March 1, 2002                               1.80:1.00
            ------------------------------------------- ------------------------
            May 31, 2002                                1.90:1.00
            ------------------------------------------- ------------------------
            August 30, 2002                             2.10:1.00
            ------------------------------------------- ------------------------
            November 29, 2002                           2.25:1.00
            ------------------------------------------- ------------------------
            February 28, 2003                           2.40:1.00
            ------------------------------------------- ------------------------
             All Fiscal Quarters and thereafter         if Approved Equipment
                                                        Financing has occurred,
                                                        2.40:100; otherwise,
                                                        2.75:1.00
            ------------------------------------------- ------------------------


         8. Amendment to Section 5.06. Section 5.06 of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                  Section 5.06 Total Debt to Cash Flow Ratio. The Total Debt to Cash Flow Ratio, calculated at the end of each Fiscal Quarter, shall be less than the ratio set forth below for such Fiscal Quarter:

           ------------------------------------------- -------------------------
           FISCAL QUARTER ENDING                       RATIO
           ------------------------------------------- -------------------------
           March 1, 2002                               5.75:1.00
           ------------------------------------------- -------------------------
           May 31, 2002                                5.75:1.00
           ------------------------------------------- -------------------------
           August 30, 2002                             5.25:1.00
           ------------------------------------------- -------------------------
           November 29, 2002                           4.50:1.00
           ------------------------------------------- -------------------------
           February 28, 2003                           4.00:1.00
           ------------------------------------------- -------------------------
           All Fiscal Quarters thereafter              3.75:1.00
           ------------------------------------------- -------------------------

         9. Amendment to Section 5.08. Section 5.08 of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                  Section 5.08 Senior Debt to Cash Flow Ratio. The Senior Debt to Cash Flow Ratio, calculated at the end of each Fiscal Quarter, shall be less than the ratio set forth below for such Fiscal Quarter:

          ------------------------------------------- --------------------------
          FISCAL QUARTER ENDING                       RATIO
          ------------------------------------------- --------------------------
          March 1, 2002                               3.50:1.00
          ------------------------------------------- --------------------------
          May 31, 2002                                3.25:1.00
          ------------------------------------------- --------------------------
          August 30, 2002                             2.75:1.00
          ------------------------------------------- --------------------------
          November 29, 2002 and thereafter            2.50:1.00
          ------------------------------------------- --------------------------

         10. Replacement of Exhibit F. Exhibit F to the Credit Agreement (form of Compliance Certificate) hereby is deleted and Exhibit F attached hereto is substituted therefor.

         11. Amendment to the Security Agreement. Section 1 of the Security Agreement hereby is amended by deleting the definition of "Permitted Liens" and substituting the following therefor:

                   "Permitted Liens" means (i) the liens on the Equipment Collateral in connection with an Approved Equipment Financing (as to which the Lien of the Agent shall be subordinate) and (ii) the liens and encumbrances pertaining to portions of the Collateral described on Exhibit "C" attached hereto and by this reference made a part hereof.

         12. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Fourth Amendment and all other Loan Documents executed and/or delivered in connection herewith, except where such representations and warranties expressly refer to a different date and except for events which have been disclosed in writing to the Banks and which are described in any of Sections 4.04, 4.06(a), 4.07 (except the first sentence), 4.14(b) and (c) or 4.15.

         13. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         14. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents, as amended hereby, effective as of the date hereof.

         15. Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         16. Section References. Section titles and references used in this Fourth Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         17. No Default. To induce the Agent and the Banks to enter into this Fourth Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

         18. Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

         19. Governing Law. This Fourth Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         20. Conditions Precedent. This Fourth Amendment shall become effective only upon (i) execution and delivery to counsel for the Agent of 5 counterpart signature pages (or 1 faxed signature page, with the 5 originals transmitted by overnight courier) of this Fourth Amendment by the Borrower, the Agent and the Required Banks; (ii) execution and delivery to counsel for the Agent of 5 counterparts (or 1 faxed signature page, with the 5 originals transmitted by overnight courier) of the Consent and Reaffirmation of Guarantors at the end hereof by each of the Parent and AMGF; and (iii) payment to the Agent
(x) for the ratable account of the Banks, of an amendment fee in an amount equal to 0.25% of the Commitments, and (y) for its own account, the fees and expenses payable pursuant to the letter agreement between the Agent, Wachovia Securities, as arranger, and the Borrower dated May 6, 2002.












                       [SIGNATURES COMMENCE ON NEXT PAGE]

         IN WITNESS WHEREOF, each of the Borrower, the Agent and the Required Banks has caused this Fourth Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.




                                                           AVONDALE MILLS, INC.
                                                                         (SEAL)


                                              By:
                                                 -------------------------------
                                                      Title:

                                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Agent and as a Bank    (SEAL)

                                         By:
                                            ------------------------------------
                                                 Title:

                                         BANK OF AMERICA, N.A., as a
                                         Bank             (SEAL)


                                         By:
                                            ------------------------------------
                                                 Title:

                                         REGIONS BANK, as a Bank
                                              (SEAL)



                                         By:
                                            ------------------------------------
                                                 Title:

                                         BRANCH BANKING AND TRUST COMPANY, as
                                         a Bank                           (SEAL)



                                         By:
                                            ------------------------------------
                                                 Title:

                     CONSENT AND REAFFIRMATION OF GUARANTORS

         Each of the undersigned (i) acknowledges receipt of the foregoing Fourth Amendment to Second Amended and Restated Credit Agreement and First Amendment to Security Agreement (the "Fourth Amendment"), (ii) consents to the execution and delivery of the Fourth Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under (1), as to the Parent, the Amended and Restated Guaranty Agreement dated as of April 29, 1996 executed by it, and (2) as to AMGF, the Limited Guaranty Agreement dated as of August 29, 1997 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Fourth Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.



AVONDALE INCORPORATED                 AVONDALE MILLS GRANITEVILLE
                                      FABRICS, INC.



By:                                   By:
   ----------------------------          ----------------------------
   Title:                                Title:

                                                                       EXHIBIT F

                             COMPLIANCE CERTIFICATE


                  Reference is made to the Second Amended and Restated Credit Agreement dated as of September 28, 2000, as amended by First Amendment to Second Amended and Restated Credit Agreement dated as of August 30, 2001, Second Amendment to Second Amended and Restated Credit Agreement dated as of February 6, 2002 and Third Amendment to Second Amended and Restated Credit Agreement dated as of March 1, 2002 and Fourth Amendment to Second Amended and Restated Credit Agreement dated as of May 24, 2002 (as so amended, and as thereafter amended and supplemented and in effect from time to time, the "Credit Agreement") among Avondale Mills, Inc., the Banks from time to time parties thereto, and Wachovia Bank, National Association, as Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

                  Pursuant to Section 5.01(c) of the Credit Agreement, (i) ____________________, the duly authorized ____________________ of
         Avondale Incorporated, hereby certifies to the Agent and the Banks that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of _______________, ______, and (ii) ____________________, the duly authorized ____________________ of
         Avondale Mills, Inc. hereby (A) certifies to the Agent and the Banks that to the Knowledge of such officer, no Default is in existence on and as of the date hereof and (B) restates and reaffirms that to the Knowledge of such officer, the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof as though restated on and as of this date, except for events which have been disclosed in writing to the Banks and which are described in any of Sections 4.04, 4.06(a), 4.07 (except the first sentence), 4.14(b) and (c) or 4.15.

                  Dated:             , 200  .
                         ------------     --


                                     AVONDALE INCORPORATED

                                     By:
                                        --------------------------------------
                                        Title:


                                     AVONDALE MILLS, INC.

                                     By:
                                        --------------------------------------
                                        Title:

1.       Fixed Charge Coverage Ratio (Section 5.03)

                  The Fixed Charge Coverage Ratio, calculated at the end of each Fiscal Quarter, shall not be less than the ratio set forth below for such Fiscal Quarter:

           ------------------------------------------- -------------------------
           FISCAL QUARTER ENDING                       RATIO
           ------------------------------------------- -------------------------
           March 1, 2002                               1.80:1.00
           ------------------------------------------- -------------------------
           May 31, 2002                                1.90:1.00
           ------------------------------------------- -------------------------
           August 30, 2002                             2.10:1.00
           ------------------------------------------- -------------------------
           November 29, 2002                           2.25:1.00
           ------------------------------------------- -------------------------
           February 28, 2003                           2.40:1.00
           ------------------------------------------- -------------------------
            All Fiscal Quarters and thereafter         if Approved Equipment
                                                       Financing has occurred,
                                                       2.40:100; otherwise,
                                                       2.75:1.00
           ------------------------------------------- -------------------------


        (a)           Consolidated Net Income - Schedule 1                            $
                                                                                       ----------

        (b)           Net Interest Expense - Schedule 1                               $
                                                                                       ----------

        (c)           income taxes - Schedule 1                                       $
                                                                                       ----------

        (d)           depreciation - Schedule 1                                       $
                                                                                       ----------

        (e)           amortization - Schedule 1                                       $
                                                                                       ----------

        (f)           Dividends - Schedule 1                                          $
                                                                                       ----------

        (g)           LIFO Adjustments -Schedule 1                                    $
                                                                                       ----------

        (h)           non-cash write-offs of obsolete or surplus equipment,           $
                      spare parts or real property Schedule 11                         ----------

        (i)           sum of (a) plus (b) plus (c) plus (d) plus (e) less (f),        $
                      less or plus (g), as applicable, plus (h)                        ----------

        (j)           Current Maturities of Long Term Debt - Schedule 1               $
                                                                                       ----------

        (k)           Net Interest Expense                                            $
                                                                                       ----------

        (l)           sum of (j) plus (k)                                             $
                                                                                       ----------
        Ratio of (i) to (l)
                                                                                      -----------
        Requirement                                                                    >[1.80 to 1.0]
                                                                                       -
                                                                                       >[1.90 to 1.0]
                                                                                       -
                                                                                       >[2.10 to 1.0]
                                                                                       -
                                                                                       >[2.25 to 1.0]
                                                                                       -
                                                                                       >[2.40 to 1.0]
                                                                                       -
                                                                                       >[2.75 to 1.0]
                                                                                       -

---------------
(1)      Not to exceed $10,000,000 during any period of 4 consecutive Fiscal
         Quarters

2.       Senior Debt to Capitalization Ratio (Section 5.05)

         The Senior Debt to Capitalization Ratio, calculated at the end of each Fiscal Quarter, shall be less than 0.50 to 1.0

        (a)           Consolidated Senior Debt - Schedule 2                           $
                                                                                       ----------
        (b)           Consolidated Adjusted Tangible Net Worth - Schedule 3           $
                                                                                       ----------
        (c)           Subordinated Debt                                               $
                                                                                       ----------
        (d)           Sum of (a) plus (b) plus (c)                                    $
                                                                                       ----------
        Ratio of (a) to (d)
                                                                                       ----------

        Requirement                                                                   <0.50 to 1.0

3.       Total Debt to Cash Flow Ratio (Section 5.06)

                  Section 5.06 Total Debt to Cash Flow Ratio. The Total Debt to Cash Flow Ratio, calculated at the end of each Fiscal Quarter, shall be less than the ratio set forth below for such Fiscal Quarter:

                ------------------------------------------- --------------------
                FISCAL QUARTER ENDING                       RATIO
                ------------------------------------------- --------------------
                March 1, 2002                               5.75:1.00
                ------------------------------------------- --------------------
                May 31, 2002                                5.75:1.00
                ------------------------------------------- --------------------
                August 30, 2002                             5.25:1.00
                ------------------------------------------- --------------------
                November 29, 2002                           4.50:1.00
                ------------------------------------------- --------------------
                February 28, 2003                           4.00:1.00
                ------------------------------------------- --------------------
                All Fiscal Quarters thereafter              3.75:1.00
                ------------------------------------------- --------------------

        (a)           Consolidated Total Funded Debt - Schedule 2                     $
                                                                                       ----------
        (b)           Consolidated Net Income - Schedule 1                            $
                                                                                       ----------

        (c)           Net Interest Expense - Schedule 1                               $
                                                                                       ----------

        (d)           income taxes - Schedule 1                                       $
                                                                                       ----------

        (e)           Depreciation - Schedule 1                                       $
                                                                                       ----------

        (f)           Amortization - Schedule 1                                       $
                                                                                       ----------

        (g)           LIFO Adjustments - Schedule 1                                   $
                                                                                       ----------

        (h)           non-cash write-offs of obsolete or surplus equipment, spare     $
                      parts or real property Schedule 1(2)
                                                                                       ----------

        (i)           sum of (b) plus (c) plus (d) plus (e) plus (f) less or plus     $
                      (g), as applicable, plus (h)
                                                                                       ----------

        Ratio of (a) to (i)
                                                                                      -----------

        Requirement                                                                   <[5.75 to 1.0]
                                                                                      <[5.25 to 1.0]
                                                                                      <[4.50 to 1.0]
                                                                                      <[4.00 to 1.0]
                                                                                      <[3.75 to 1.0]

4.       Restricted Payments (Section 5.07)

         The Parent and the Borrower will not make any Restricted Payment, except, so long as no Default shall have occurred and be continuing, a Restricted Payment may be made if at the time of such Restricted Payment and after giving effect thereto: (A) the aggregate amount of such Restricted Payment and all other Restricted Payments since the beginning of the Restricted Payment Calculation Period would not exceed the sum of (x) $20,000,000, plus (y) 50% of Consolidated Net Income during the Restricted Payment Calculation Period (treated as one accounting period) (or, in case such Consolidated Net Income shall be a deficit, minus 100% of such deficit); and (B) the Aggregate Commitment exceeds the Working Capital Obligations by at least $10,000,000.

        (a)           Cumulative Consolidated Net Income during Restricted Payment    $
                      Calculation Period                                               ----------

        (b)           50% of (a)                                                      $
                                                                                       ----------

        (c)           Sum of (b) and $20,000,000                                      $
                                                                                       ----------

        (d)           Aggregate Restricted Payments made during Restricted Payment    $
                      Calculation Period Limitation (d) may not exceed (c)(3)          ----------

--------------
(2)      Not to exceed $10,000,000 during any period of 4 consecutive Fiscal
         Quarters

(3) In addition, after giving effect to a Restricted Payment, the Aggregate Commitment must exceed the Working Capital Obligations by at least $10,000,000

5.       Senior Debt to Cash Flow Ratio (Section 5.08)

                  The Senior Debt to Cash Flow Ratio, calculated at the end of each Fiscal Quarter, shall be less than the ratio set forth below for such Fiscal Quarter

                ------------------------------------------- --------------------
                FISCAL QUARTER ENDING                       RATIO
                ------------------------------------------- --------------------
                March 1, 2002                               3.50:1.00
                ------------------------------------------- --------------------
                May 31, 2002                                3.25:1.00
                ------------------------------------------- --------------------
                August 30, 2002                             2.75:1.00
                ------------------------------------------- --------------------
                November 29, 2002 and thereafter            2.50:1.00
                ------------------------------------------- --------------------


        (a)           Consolidated Senior Debt- Schedule 2                            $
                                                                                       ----------
        (b)           Consolidated Net Income - Schedule 1                            $
                                                                                       ----------

        (c)           Net Interest Expense - Schedule 1                               $
                                                                                       ----------

        (d)           income taxes - Schedule 1                                       $
                                                                                       ----------

        (e)           Depreciation - Schedule 1                                       $
                                                                                       ----------

        (f)           Amortization - Schedule 1                                       $
                                                                                       ----------

        (g)           LIFO Adjustments - Schedule 1                                   $
                                                                                       ----------

        (h)           non-cash write-offs of obsolete or surplus equipment, spare     $
                      parts or real property Schedule 1(4)                             ----------

        (i)           sum of (b) plus (c) plus (d) plus (e) plus (f) less or plus     $
                      (g), as applicable, plus (h)                                     ----------

        Ratio of (a) to (i)
                                                                                       ----------

        Requirement                                                                   <[3.50 to 1.0]
                                                                                      <[3.25 to 1.0]
                                                                                      <[2.75 to 1.0]
                                                                                      <[2.50 to 1.0]


-----------------------
(4)      Not to exceed $10,000,000 during any period of 4 consecutive Fiscal
         Quarters

6.       Loans and Advances (Section 5.09)

         Neither the Parent, the Borrower nor any of the Material Subsidiaries shall make loans or advances to any Person except, so long as no Event of Default is in existence:

                  (A)(i) loans or advances to employees not exceeding $2,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on August 25, 1995; (ii) deposits required by government agencies or public utilities; and (iii) loans or advances to Wholly Owned Subsidiaries (other than from the Parent to the Borrower or as provided in Section 5.09(C)) not exceeding $1,000,000 in the aggregate outstanding; provided that after giving effect to the making of any loans, advances or deposits permitted by this Section 5.09(A), the aggregate of all loans and advances permitted in this Section 5.09(A) does not exceed $4,000,000;

                  (B) loans or advances from the Parent to the Borrower or from the Borrower to the Parent, or from the Borrower to AMGF (i) pursuant to the AMGF/Graniteville Transaction and within the limits contained in the definition thereof and (ii) otherwise to fund the ongoing working capital needs and capital expenditures of AMGF in the ordinary course of business;

                  (C) loans or advances to the Receivables Subsidiary evidenced by a Purchase Money Note; and

                  (D) other loans or advances (not including any loans and advances of the types described in clauses (A), (B) or (C) above) in an aggregate amount, together with Investments permitted by clause (viii) of Section 5.10, not exceeding the sum of $15,000,000, plus 10% of positive Consolidated Adjusted Tangible Net Worth as of the date of measurement.

         Calculations with respect to Section 5.09(A):

        (a)           loans and advances to employees                                 $
                                                                                       ---------

                      Limitation                                                      $2,000,000

        (b)           deposits required by government agencies or public utilities    $
                                                                                       ---------

        (c)           loans or advances to Wholly Owned Subsidiaries (other than      $
                      stated exceptions))                                              ---------

                      Limitation                                                      $1,000,000

        (d)           sum of (a) plus (b) plus (c)                                    $
                                                                                       ---------

                      Limitation                                                      $4,000,000

        Calculations with respect to Section 5.09(D):

        (e)           loans and advances not permitted by clauses (A), (B) or (C)     $
                                                                                       ----------
        (f)           sum of (a) and amount in paragraph 7(a)                         $
                                                                                       ----------

        (g)           Consolidated Adjusted Tangible Net Worth - Schedule 3           $
                                                                                       ----------

        (g)           10% of (g)                                                      $
                                                                                       ----------

        (h)           Sum of (h) and $15,000,000                                      $
                                                                                       ----------

                      Limitation--(f) may not exceed (i)

7.       Investments (Section 5.10)

         Neither the Parent, the Borrower nor any of the Consolidated Subsidiaries shall make Investments in any Person except as permitted by Section 5.09 and except Investments in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent, (iii) commercial paper rated A1 or the equivalent thereof by Standard & Poor's Corporation or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc., (v) Investments by Borrower in the Receivables Subsidiary and obligations consisting of Standard Securitization Undertakings, (vi) Investments by the Receivables Subsidiary in a Special Purpose Vehicle and obligations consisting of Standard Securitization Undertakings, (vii) loans and advances permitted by
         Section 5.09, and Investments by the Borrower in AMGF (x) pursuant to the AMGF/Graniteville Transaction and within the limits contained in the definition thereof and (y) otherwise to fund the ongoing working capital needs and capital expenditures of AMGF in the ordinary course of business, and (viii) other Investments in an aggregate amount on and after the Closing Date, together with Investments permitted by clause
         (D) of Section 5.09, not exceeding the sum of $15,000,000, plus 10% of positive Consolidated Adjusted Tangible Net Worth as of the date of measurement.

        (a)           Other Investments (not permitted by clauses (i) through (vii)   $
                                                                                       ----------

        (b)           Sum of (a) and Paragraph 6(e)                                   $
                                                                                       ----------

        (c)           Consolidated Adjusted Tangible Net Worth - Schedule 3           $
                                                                                       ----------
                      Schedule 3

        (d)           10% of (c)                                                      $
                                                                                       ----------

        (e)           sum of (d) and $15,000,000                                      $
                                                                                       ----------

                      Limitation--(b) may not exceed (e)

8.       Negative Pledge (Section 5.11)

        Amount of Debt secured by Liens not permitted by Sections 5.11(b)              $
        through  5.11(e), inclusive, and (i) Schedule - 4                               ----------

        Limitation                                                                     $3,000,000

        Amount of Debt secured by all Liens (Schedule 4 and Schedule                   $
        5.11 to Credit Agreement)                                                       ----------

        Limitation                                                                     $4,000,000

9.       List of Consolidated Subsidiaries (Section 5.01(c)(iii)

         -------------------------------

         -------------------------------

         -------------------------------

10. List of Material Subsidiaries (other than the Borrower), if any, as to which there has been a change in excess of $100,000 in the assets, liabilities or shareholders' equity thereof since the immediately preceding Fiscal Quarter.

         -------------------------------

         -------------------------------

         -------------------------------

                                                                    Schedule - 1


Consolidated Net Income for:

      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------

         Total                              $
                                             ----------


Net Interest Expense for:

      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------

         Total                              $
                                             ----------

Income Taxes for:

      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------

         Total                              $
                                             ----------


Depreciation for:

      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------

         Total                              $
                                             ----------


Amortization for:

      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------

         Total                              $
                                             ----------

LIFO adjustments for:

      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------

         Total                              $
                                             ----------

Dividends for:

      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------

Non-cash write-offs of obsolete or
surplus equipment, spare parts or
real property for:

      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------
      quarter 200                           $
-----            ---                         ----------

Current Maturities of Long Term Debt for:

      quarter 200                           $
-----            ---                         ----------

         Total                              $
                                             ----------

                                                                    Schedule - 2

Consolidated Senior Debt and Consolidated Total Funded Debt

                                         INTEREST
                                         RATE                       MATURITY                  TOTAL
                                         ----                       --------                  -----
Secured
-------
                                         $
---------------------------------         ----------

                                         $
---------------------------------         ----------

                                         $
---------------------------------         ----------

                                         $
---------------------------------         ----------

     Total Secured                                                                            $
                                                                                               ----------

Unsecured (including Capitalized Leases)
---------

                                         $
---------------------------------         ----------

                                         $
---------------------------------         ----------

                                         $
---------------------------------         ----------

                                         $
---------------------------------         ----------

     Total Unsecured                                                                          $
                                                                                               ----------

Redeemable Preferred Stock               $
--------------------------                ----------

     Total                                                                                    $
                                                                                               ----------

Receivable Securitization Program                                                             $
---------------------------------                                                              ----------

Other Consolidated Senior Debt
------------------------------

                                         $
---------------------------------         ----------

                                         $
---------------------------------         ----------

                                         $
---------------------------------         ----------

Total Consolidated Senior Debt                                                                $
                                                                                               ----------

Plus Subordinated Debt                                                                        $
----------------------                                                                         ----------


Total Consolidated Total Funded Debt                                                          $
                                                                                               ----------

                                                                    Schedule - 3


                    Consolidated Adjusted Tangible Net Worth


  (a)   Stockholders' Equity                                                   $
                                                                                ----------

  (b)   surplus from write-up of assets subsequent to August 25, 1995(5)       $
                                                                                ----------

  (c)   intangible assets(6)                                                   $
                                                                                ----------

  (d)   Capital Stock shown as assets(7)                                       $
        Consolidated Adjusted Tangible Net Worth (sum of (a) less (b) less      ----------
        (c) less (d))                                                          $
                                                                                ----------


----------------------
(5) Exclude any write-up in connection with the acquisition of the Graniteville Assets

(6) Include only to the extent created, incurred or arising on or after the Original Closing Date, and exclude capitalized transaction costs incurred in connection with the acquisition of the Graniteville Assets

(7) Include only to the extent created, incurred or arising on or after the Original Closing Date

                                                                    Schedule - 4


                      Liens Securing Debt In The Principal
                       Amount of $50,000 or More which are
                 Not shown on Schedule 5.11 to Credit Agreement



                                                               Relevant Provision
                                                               of Section 5.11
Description of Lien         Amount of Debt Secured             Permitting Same

1.                          $
    ------------             -------                              ----------

2.                          $
    ------------             -------                              ----------

3.                          $
    ------------             -------                              ----------

4.                          $
    ------------             -------                              ----------

5.                          $
    ------------             -------                              ----------

6.                          $
    ------------             -------                              ----------

7.                          $
    ------------             -------                              ----------

8.                          $
    ------------             -------                              ----------

9.                          $
    ------------             -------                              ----------